APRIL 27, 2017 Earnings Summary First Quarter 2017 Exhibit 99.2

2 SAFE HARBOR Certain information contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Statements that include such words as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “may,” “will,” “should” or the negative thereof and similar expressions as they relate to Entegris or our management are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks include, but are not limited to, fluctuations in the market price of Entegris’ stock, Entegris’ future operating results, other acquisition and investment opportunities available to Entegris, general business and market conditions and other factors. Additional information concerning these and other risk factors may be found in previous financial press releases issued by Entegris and Entegris’ periodic public filings with the Securities and Exchange Commission, including discussions appearing under the headings “Risks Relating to our Business and Industry,” “Risks Related to Our Indebtedness,” “Manufacturing Risks,” “International Risks” and “Risks Related to Owning Our Common Stock” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on February 17, 2017, as well as other matters and important factors disclosed previously and from time to time in the filings of Entegris with the U.S. Securities and Exchange Commission. Except as required under the federal securities laws and the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update publicly any forward-looking statements contained herein.

3 1Q17 HIGHLIGHTS ◦ Achieved record sales of $317.4 million, up 19% from the prior year and up 3% from 4Q16 ◦ Record sales of microcontamination control and advanced deposition products ◦ Generated GAAP EPS of $0.23 and non-GAAP EPS of $0.28, above the high end of our guidance ◦ For the trailing four quarters, GAAP EPS was $0.80 and non-GAAP EPS was $1.05 ◦ Generated record adjusted EBITDA of $75.8 million, or 23.9% of sales ◦ Repaid $25 million of long-term debt, reducing net leverage ratio to 0.6 times ◦ Subsequent to the end of 1Q17, acquired a filtration product line from W. L. Gore | CONFIDENTIAL

$ in millions, except per share data 1Q17 1Q17 Guidance 4Q16 1Q16 1Q17 over 1Q16 1Q17 over 4Q16 Net Revenue $317.4 $295 to $310 $308.5 $267.0 18.9% 2.9% Gross Margin 44.0% 42.7% 43.0% Operating Expenses $88.7 $86.9 $85.1 4.2% 2.1% Operating Income $50.9 $44.9 $29.6 72.0% 13.4% Operating Margin 16.0% 14.6% 11.1% Tax Rate 21.9% 24.6% 23.1% Net Income $32.5 $25 to $31 $26.1 $16.2 100.6% 24.5% EPS $0.23 $0.18 to $0.22 $0.18 $0.11 109.1% 27.8% 4 SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (GAAP)

$ in millions, except per share data 1Q17 1Q17 Guidance 4Q16 1Q16 1Q17 over 1Q16 1Q17 over 4Q16 Net Revenue $317.4 $295 to $310 $308.5 $267.0 18.9% 2.9% Adjusted Gross Margin 44.0% 42.7% 43.0% Non-GAAP Operating Expenses2 $77.7 $76.0 $73.9 5.1% 2.2% Adjusted Operating Income $61.9 $55.8 $40.8 51.7% 10.9% Adjusted Operating Margin 19.5% 18.1% 15.3% Non-GAAP Tax Rate3 22.5% 24.7% 26.8% Non-GAAP Net Income $40.8 $32 to $38 $34.3 $23.6 72.9% 19.0% Non-GAAP EPS $0.28 $0.23 to $0.27 $0.24 $0.17 64.7% 16.7% 5 1. See GAAP to Non-GAAP reconciliation tables in the appendix of this presentation. 2. Non-GAAP Operating Expenses exclude amortization expense. 3. Non-GAAP Tax Rate reflects the tax effect of non-GAAP adjustments and discrete tax items to GAAP taxes. SUMMARY – CONSOLIDATED STATEMENT OF OPERATIONS (NON-GAAP)1

6 1. See Reconciliation of GAAP Net Income to Non-GAAP Earnings per Share in the appendix of this presentation. DILUTED EARNINGS PER SHARE1 $0.18 $0.23 $0.24 $0.28 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 4Q16 1Q17 Diluted EPS: 1Q17 vs. 4Q16 GAAP Non-GAAP $0.68 $0.80 $0.94 $1.05 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 4Q16 1Q17 Diluted EPS: Trailing 4 Quarters GAAP Non-GAAP

RESULTS BY SEGMENT1 7 1. Adjusted segment operating margin excludes amortization of intangibles and unallocated expenses. 2. Segment profit for SCEM for 3Q16 includes a charge for severance related to organizational realignment of $699. 3. Segment profit for MC for 3Q16 includes a charge for severance related to organizational realignment of $737. 4. Segment profit for AMH for 3Q16 includes charges for impairment of equipment and severance related to organizational realignment totaling $6,795. 10% 15% 20% 25% 30% $0 $20 $40 $60 $80 $100 $120 $140 1Q16 2Q16 3Q16 4Q16 1Q17 Specialty Chemicals and Engineered Materials Segment2 Sales Adj. Op. margin 10% 15% 20% 25% 30% 35% 40% $0 $20 $40 $60 $80 $100 $120 1Q16 2Q16 3Q16 4Q16 1Q17 Microcontamination Control Segment3 Sales Adj. Op. margin 10% 15% 20% 25% 30% $50 $60 $70 $80 $90 $100 $110 1Q16 2Q16 3Q16 4Q16 1Q17 Advanced Materials Handling Segment4 Sales Adj. Op. margin

REVENUE BY GEOGRAPHY: STRONG GROWTH IN ASIA AND EUROPE 8 N. America Asia Japan Europe 1Q17 Revenue by Geography 1Q17 Revenue = $317.4 million 2% 32% 1% 16% N. America Asia Japan Europe 0% 10% 20% 30% 40% 1Q17 vs. 1Q16 Growth Rate $30.9M $185.7M $65.3M $35.4M

$ in millions 1Q17 4Q16 1Q16 $ Amount % Total $ Amount % Total $ Amount % Total Cash & Cash Equivalents $391.2 23.1% $406.4 23.9% $344.4 20.8% Accounts Receivable, net $176.0 10.4% $165.7 9.7% $149.8 9.1% Inventories $188.3 11.1% $183.5 10.8% $184.0 11.1% Net PP&E $330.9 19.5% $321.6 18.9% $322.7 19.5% Total Assets $1,696.1 $1,699.5 $1,653.8 Current Liabilities1 $236.2 13.9% $261.6 15.4% $161.7 9.8% Long-term debt, excluding current maturities $460.3 27.1% $484.7 28.5% $606.6 36.7% Total Liabilities $751.0 44.3% $800.3 47.1% $832.0 50.3% Total Shareholders’ Equity $945.1 55.7% $899.2 52.9% $821.8 49.7% AR - DSOs 50.6 49.0 51.2 Inventory Turns 3.8 3.8 3.4 9 1. Current Liabilities in 1Q17, 4Q16 and 4Q15 includes $100 million of current maturities of long term debt, respectively. SUMMARY – BALANCE SHEET ITEMS

10 1. See Reconciliation of GAAP Income to Adjusted Operating Income and Adjusted EBITDA in the appendix of this presentation. ADJUSTED EBITDA MARGIN1 $231M $285M 21.3% 23.2% 0 0.05 0.1 0.15 0.2 0 50 100 150 200 250 300 TTM- 1Q16 TTM-1Q17 Adjusted EBITDA TTM Adj. EBITDA in $M Adj. EBITDA as % of Sales $70M $76M 22.7% 23.9% 0 0.05 0.1 0.15 0.2 0 10 20 30 40 50 60 70 80 90 4Q16 1Q17 Adjusted EBITDA Adj. EBITDA in $M Adj. EBITDA as % of Sales

$ in millions 1Q17 4Q16 1Q16 Beginning Cash Balance $406.4 $411.8 $349.8 Cash from operating activities 33.4 57.1 17.3 Capital expenditures (22.2) (20.0) (17.8) Payments on long-term debt (25.0) (25.0) - Other investing activities 0.2 0.1 (2.5) Other financing activities (7.8) (3.2) (5.6) Effect of exchange rates 6.1 (14.3) 3.1 Ending Cash Balance $391.2 $406.4 $344.4 Free Cash Flow1 $11.2 $37.1 $(0.5) Adjusted EBITDA $75.8 $70.1 $54.5 CASH FLOWS 11 1. Free cash flow equals cash from operations less capital expenditures.

OUTLOOK 12 1. Non-GAAP operating expenses exclude amortization. In 2Q17, amortization is estimated to be approximately $11 million, or $0.05 per share. $ in millions, except per share data 2Q17 Guidance 1Q17 2Q16 Net Revenue $315 to $330 $317.4 $303.1 Gross Margin 44.0% 45.9% Operating Expenses $90 to $92 $88.7 $92.8 Net Income $32 to $37 $32.5 $32.9 EPS $0.22 to $0.26 $0.23 $0.23 $ in millions, except per share data 2Q17 Guidance 1Q17 2Q16 Net Revenue $315 to $330 $317.4 $303.1 Gross Margin 44.0% 45.9% Non-GAAP Operating Expenses1 $79 to $81 $77.7 $81.7 Non-GAAP Net Income $39 to $44 $40.8 $40.3 Non-GAAP EPS $0.27 to $0.31 $0.28 $0.28 Non-GAAP GAAP

Entegris®, the Entegris Rings Design™ and Pure Advantage™ are trademarks of Entegris, Inc. ©2016 Entegris, Inc. All rights reserved. 13

14 APPENDIX: NON-GAAP RECONCILIATION TABLES

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO ADJUSTED OPERATING INCOME AND ADJUSTED EBITDA 15 Three months ended April 1, 2017 April 2, 2016 December 31, 2016 Net sales $317,377 $267,024 $308,502 Net income $32,514 $16,212 $26,098 Adjustments to net income: Income tax expense 9,111 4,873 8,521 Interest expense, net 8,393 9,149 8,983 Other expense (income), net 902 (675) 1,303 GAAP - Operating income 50,920 29,559 44,905 Amortization of intangible assets 10,945 11,289 10,938 Adjusted operating income 61,865 40,848 55,843 Depreciation 13,977 13,700 14,303 Adjusted EBITDA $75,842 $54,548 $70,146 Adjusted operating margin 19.5% 15.3% 18.1% Adjusted EBITDA - as a % of net sales 23.9% 20.4% 22.7% $ in thousands (unaudited)

NON-GAAP RECONCILIATION TABLE RECONCILIATION OF GAAP TO NON-GAAP EARNINGS PER SHARE 16

GAAP SEGMENT TREND DATA

	Q115	Q215	Q315	Q415	Q116	Q216	Q316	Q416	Q117
Sales									
SCEM	$ 99,897	$ 110,569	$ 105,285	$ 103,127	$ 101,107	$ 111,782	$ 104,494	$ 110,945	$ 114,435
MC	75,947	79,293	78,485	82,092	77,619	91,584	94,738	98,717	100,055
AMH	87,529	90,847	86,483	81,567	88,298	99,686	97,460	98,840	102,887
Total Sales	$ 263,373	$ 280,709	$ 270,253	$ 266,786	$ 267,024	$ 303,052	$ 296,692	$ 308,502	$ 317,377
Segment Profit									
SCEM	$ 22,010	$ 30,826	$ 23,316	$ 24,218	$ 22,416	$ 28,914	$ 18,811	$ 25,919	$ 28,140
MC	19,874	20,605	21,926	20,671	18,140	28,566	31,617	31,719	35,581
AMH	19,679	20,860	15,786	10,094	18,911	22,519	15,378	16,644	18,276
Total Segment Profit	$ 61,563	$ 72,291	$ 61,028	$ 54,983	$ 59,467	$ 79,999	$ 65,806	$ 74,282	$ 81,997

17
Entegris

NON-GAAP SEGMENT TREND DATA 18 1 Adjusted segment profit for SCEM for Q316 excludes charges for severance related to organizational realignment of $699. 2 Adjusted segment profit for MC for Q316 excludes charges for severance related to organizational realignment of $737. 3 Adjusted segment profit for AMH for Q316 excludes charges for impairment of equipment and severance related to organizational realignment of $5,826 and $969, respectively. Q115 Q215 Q315 Q415 Q116 Q216 Q316 Q416 Q117 Sales SCEM 99,897$ 110,569$ 105,285$ 103,127$ 101,107$ 111,782$ 104,494$ 110,945$ 114,435$ MC 75,947 79,293 78,485 82,092 77,619 91,584 94,738 98,717 100,055 AMH 87,529 90,847 86,483 81,567 88,298 99,686 97,460 98,840 102,887 Total Sales 263,373$ 280,709$ 270,253$ 266,786$ 267,024$ 303,052$ 296,692$ 308,502$ 317,377$ Adjusted Segment Profit SCEM1 22,010$ 30,826$ 23,316$ 24,218$ 22,416$ 28,914$ 19,510$ 25,919$ 28,140$ MC2 19,874 20,605 21,926 20,671 18,140 28,566 32,354 31,719 35,581 AMH3 19,679 20,860 15,786 10,094 18,911 22,519 22,173 16,644 18,276 Total Adj. Segment Profit 61,563$ 72,291$ 61,028$ 54,983$ 59,467$ 79,999$ 74,037$ 74,282$ 81,997$